                                 EXHIBIT 99.1

                                    EXHIBIT D

                   ESTIMATED RESULTS OF IMPLEMENTATION OF PLAN

 PAYMENT FROM PURCHASER                                                                  2,475,989 (1)

 ESTIMATED COSTS & EXPENSES FOR ORDINARY COURSE
 ADMINISTRATIVE CLAIMS REQUIRED TO BE
 PAID FROM PURCHASER'S PAYMENT:

      Driver & Owner/Operator Pay                           1,020,000

      Office Payroll on Retained Employees                    135,898

      Health & Workers' Comp. Insurance                         5,913

      Employer Taxes on Payroll (est. at 8%)                   43,512

      Road Service Cost (Fuel, etc.)                           43,750

      Reported Unpaid Road & Fuel Taxes                        33,000

      Over the Road Cost (Pallets, etc.)                       13,125

      Building Rent                                            15,000

      Communications, Utilities, etc.                          25,000

      Computer Lease                                            9,500
                                                            ---------

         Subtotal                                                                       (1,344,698)

 OTHER ADMINISTRATIVE CLAIMS & EXPENSES:

      Estimated Professional Fees Over Retainers on
      Effective Date                                          500,000

      Equipment Leases                                         25,500

      Employee Health Insurance                               250,000

      IBM Lease Payments                                       50,000

      Unpaid and Unreported Road & Fuel Taxes                 525,000

      QualComm Post-Petition Equipment Use                    120,000

      Open Post-Petition Accounts Payable                     667,000
                                                            ---------

            Subtotal                                                                    (2,137,500)
                                                                                        ----------
 NET BEFORE OTHER CASH ASSETS TO BE LIQUIDATED                                          (1,006,209)


_______________________________
     (1) This amount is subject to adjustment at closing on the Effective Date. See Article I (A)(54) of the Plan.

 OTHER CASH ASSETS TO BE LIQUIDATED

      Projected Collections of Accounts Receivable
      Over Outstanding Line Balance to Norwest (2)                                       1,018,000

      Rockwell Office lease Deposit (Bank IV)                                              177,500

      Adriatic Insurance Own-Risk Insurance Deposit                                         96,000
                                                                                        ----------


NET BEFORE OTHER ASSETS TO BE LIQUIDATED                                                   285,291

OTHER ASSETS TO BE LIQUIDATED (ALL ESTIMATED):                 HIGH            LOW
                                                               ----            ---

      Indiana Workers' Comp. Bond in Excess of Claims        200,000         100,000

      Citation Workers' Comp. Litigation                     600,000         240,000

      Subrogation Claims                                      75,000          40,000

      Shop Warranty Receivable                                16,000          16,000

      Bakersfield Property                                   800,000         200,000

      Preference/Avoidance and Other Litigation              Unknown         Unknown
      Claims                                                 -------         -------

         Subtotal                                          1,691,000         596,000

ESTIMATED EXPENSES OF LIQUIDATION OF ALL OTHER ASSETS       (100,000)       (100,000)(3)
                                                           ---------        --------
                                                           1,591,000         496,000

ESTIMATED NET TO CLASS 19 UNSECURED CREDITORS (LOW)                                        781,291
                                                                                        ----------
                                                                                        ----------

ESTIMATED NET TO CLASS 19 UNSECURED CREDITORS (HIGH) (4)                                 1,876,291
                                                                                        ----------
                                                                                        ----------



_______________________________
     (2) See accounts receivable liquidation analysis in Article X(D)(1) of the Disclosure Statement.

     (3) Because liquidation of these assets may involve litigation, the costs of liquidation could significantly exceed this estimate.

     (4) Estimate does not include possible preference/avoidance claim recoveries. There can be no assurance that any recovery will be obtained on such claims.